SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 11, 1998

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                          GT INTERACTIVE SOFTWARE CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)




            Delaware                       0-27338               13-3689915
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
-------------------------------   ------------------------    ----------------
 incorporation or organization)                              identification no.)





       417 Fifth Avenue, New York, NY                          10016
       ------------------------------                          -----
  (Address of principal executive offices)                  (Zip code)




       Registrant's telephone number, including area code: (212) 726-6500

Item 5. Other Events

         On August 11, 1998, the Registrant issued the press release attached hereto as Exhibit 99.1.


Item 7.  Exhibits

         99.1       Press Release dated August 11, 1998.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          GT INTERACTIVE SOFTWARE CORP.


Date:    August 12, 1998               By: /s/ Andy Gregor
                                           ---------------
                                       Name:   Andy Gregor
                                       Title:  Chief Financial Officer